UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 1, 2005

                              AVID TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)




       Delaware                         0-21174                   04-2977748
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
 of Incorporation)                                           Identification No.)


            Avid Technology Park, One Park West, Tewksbury, MA   01876
               (Address of Principal Executive Offices)        (zip code)

       Registrant's telephone number, including area code: (978) 640-6789


          (Former Name or Former Address, if Changed Since Last Report)


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

        On September 1, 2005, based upon a recommendation from the Company's Nominating and Governance Committee, the Board of Directors of the Company elected Youngme Moon to the Company's Board of Directors. The Company has not made a determination as to which committees of the Company's Board of Directors Dr. Moon will be named.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2005                  AVID TECHNOLOGY, INC.
                                         (Registrant)


                                         By: /s/ Carol E. Kazmer
                                             -----------------------------
                                             Carol E. Kazmer
                                             Vice President and General Counsel


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